SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2006
                                                 -----------------

                               RONSON CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          New Jersey                  1-1031                     22-0743290
--------------------------------------------------------------------------------

(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

Corporate Park III,  Campus Dr., P.O. Box 6707, Somerset, NJ   08875-6707
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                            PAGE
                                                                            ----

ITEM 8.01     OTHER EVENTS                                                    3

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS                               3

Item 8.01. Other Events

           Ronson Coporation's ("the Company's") Board of Directors on February 23, 2006, declared a 5% Stock dividend on the Company's outstanding Common Stock. The 5% stock dividend is payable on April 17, 2006, to stockholders of record March 31, 2006.

           On February 24, 2006, the Company issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

           a)    Financial Statements: None.

           b)    Pro Forma Financial Information: None.

           c)    Exhibits:

           99.a) Ronson Corporation Press Release dated February 24, 2006, "Ronson Corporation Declares 5% Stock Dividend on Common Stock".

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Ronson Corporation


                                                /s/ Daryl K. Holcomb
                                                --------------------
                                                Daryl K. Holcomb
                                                Vice President,
                                                Chief Financial Officer &
                                                Controller
Dated:  February 24, 2006